                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                         /s/ THEODORE M. SOLSO
                                        ----------------------------------------
                                        Theodore M. Solso
                                        Director and Chairman of the Board of
                                        Directors and Chief Executive Officer

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                                /s/ ROBERT J. DARNALL
                                               ---------------------------------
                                               Robert J. Darnall
                                               Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                                /s/ JOHN M. DEUTCH
                                               ---------------------------------
                                               John M. Deutch
                                               Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                                /s/ WALTER Y. ELISHA
                                               ---------------------------------
                                               Walter Y. Elisha
                                               Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                               /s/ HANNA H. GRAY
                                              ----------------------------------
                                              Hanna H. Gray
                                              Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                               /s/ JAMES A. JOHNSON
                                              ----------------------------------
                                              James A. Johnson
                                              Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                                /s/ WILLIAM I. MILLER
                                               ---------------------------------
                                               William I. Miller
                                               Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                               /s/ WILLIAM D. RUCKELSHAUS
                                              ----------------------------------
                                              William D. Ruckelshaus
                                              Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                               /s/ FRANKLIN A. THOMAS
                                              ----------------------------------
                                              Franklin A. Thomas
                                              Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                           /s/ J. LAWRENCE WILSON
                                          --------------------------------------
                                          J. Lawrence Wilson
                                          Director

                                POWER OF ATTORNEY
                       FORM S-3 REGISTRATION STATEMENT FOR
                              REGISTRATION OF QUIPS

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Tom Linebarger and Marya Rose, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) covering the resale by the securityholders named therein of 7% Convertible Cumulative Quarterly Income Preferred Securities of Cummins Capital Trust I, 7% Junior Subordinated Convertible Debentures of Cummins Inc., Common Stock of Cummins Inc. issuable upon the conversion of the above mentioned Preferred Securities and Debentures, and a Guarantee of the Preferred Securities of Cummins Capital Trust I by Cummins Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


August 27, 2001                               /s/ ALEXIS M. HERMAN
                                              ----------------------------------
                                              Alexis M. Herman
                                              Director